SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2010

______________________________

BROOKLINE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

160 Washington Street, Brookline, Massachusetts	02447-0469
(Address of principal executive offices)	(Zip Code)

(617) 730-3500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Compensatory Arrangements with Directors and Certain Officers

On September 15, 2010, the Board of Directors of Brookline Bancorp, Inc. (the “Company”) approved and adopted the Brookline Bancorp, Inc. Deferred Compensation Plan (the “Plan”). The Plan provides a vehicle whereby members of the Board of Directors of the Company and members of the board of directors of certain other participating employers may elect to defer up to one hundred percent of their retainers and fees and certain executive officers of the Company and certain other participating employers may elect to defer up to one hundred percent of their base salaries and cash bonuses payable for services rendered as directors or executives. See Exhibit 99.1 attached hereto for a complete copy of the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date:	September 16, 2010	By:	/s/ Paul R. Bechet
Paul R. Bechet
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Brookline Bancorp, Inc. Deferred Compensation Plan effective January 1, 2011